Liquidity, Capital Requirements and Debt Restructurings	6 Months Ended
Sep. 30, 2013
Liquidity, Capital Requirements and Debt Restructurings
Liquidity, Capital Requirements and Debt Restructurings

Note 2 — Liquidity, Capital Requirements and Debt Restructurings

As of November 13, 2013, we had approximately $0.6 million of cash available for general corporate purposes, which is less than the $1.2 million we owe to the Karlsson Group on November 15, 2013. We will also owe the Karlsson Group another $1.2 million payment on February 10, 2014. We are currently in the process of raising additional capital to avoid defaulting on our debt with the Karlsson Group.

Our debt to the Karlsson Group including principal, accrued interest and compensation for tax matters totaled approximately $145.4 million at September 30, 2013.  A default on the Karlsson Group debt would also cause a default on our $7.2 million of Apollo debt. If we are unable to raise sufficient funds or receive a waiver for such payment from the Karlsson Group before November 15, 2013, we would likely voluntarily file for bankruptcy before allowing any of our lenders to initiate foreclosure proceedings.  A default on the Karlsson Group debt would cause all of our $152.6 million in debt to become immediately due and payable.

Our current cash situation has slowed the exploration of our Holbrook Project. We need significant amounts of cash to further develop the Holbrook Project. A failure to raise the capital required for this development would result in a delay or indefinite postponement of further exploration work and the potential loss of our interests in the Holbrook Project.

If we are able to avoid defaulting on our debt, we will continue our capital raising and debt restructuring efforts. These capital requirements and the potential lack of available funding raise substantial doubt as to the Company’s ability to continue as a going concern. The consolidated financial statements included herein reflect the Company continuing as a going concern.